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                                                                       EXHIBIT I

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements No. 333-87077 and No. 333-105567 on Form S-8 and Post-Effective Amendment No. 1 to Registration Statement No. 333-105567 on Form S-8 of our report dated June 25, 2004 appearing in this Annual Report on Form 11-K of the Schering-Plough Employees' Savings Plan for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP
Parsippany, New Jersey
June 25, 2004

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